                                 LEASE AGREEMENT



The LANDLORD and the TENANT agree to lease the Apartment (referred to as "Apartment") for the Term and at the Rent stated on the terms below:

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LANDLORD                              TENANT
--------------------------------------------------------------------------------

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Name:             Lee Wing Han        Name:    My Web Asia Pte Limited
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                                      B.R. No.:
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Address: 10/F, Pearl Oriental House   Address: 629 Aljunied Road
                  60, Stanley Street           #04-18
                  Central                      Cititech Ind Building
                  Hong Kong                    Singapore 389838
--------------------------------------------------------------------------------

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Phone:            2136-0361           Phone:
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Fax:              2537-8296           Fax:
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Apartment at BEIJING NEW WORLD CENTRE SERVICE APARTMENTS (__________) UNIT 617

Landlord's Name:  Lee Wing Han, Henrietta
Bank Name:        Overseas Trust Bank Limited
Bank Account No.: 052-200-31015751
Bank Address:     12-16 Pak Tai Street, Hunghom, Hong Kong


----------------------------------------------------------------------------------------------------------------------
Lease signing date:        Apr. 29, 1999                     Monthly Rent:              US$ 758.90
                           -------------                                                    ------
                                                             Monthly Management Fee:    US$ 241.10
                                                                                            ------
         Term:             12 months
                           ---------
         Beginning:        Apr. 19, 1999
                           -------------
         Ending:           Apr. 28, 2000                     Overall Security Deposit:  US$ 2,600.00
                           -------------                                                    --------

First period payment (payable to the landlord):              US$ 3,705.00
----------------------------------------------------------------------------------------------------------------------
Exchange Rate:  (US$1.00:HK$7.75)
----------------------------------------------------------------------------------------------------------------------


Rider Additional terms (if any) on 6-8 page(s) initiated at the end by the parties is attached and made a part of this Lease.

1. USE The Apartment must be used only as a private Apartment to live in as the residence of the Tenant or the Tenant's employee and for no other reason.

2. FAILURE TO GIVE POSSESSION Landlord shall be liable for failure to give Tenant possession of the Apartment on the beginning date of the Term by at Tenant's option, refunding the above referenced deposits to Tenant or extending the beginning date of the Term. Rent payable as of the beginning of the Term or the new beginning of the Term if possession of the Apartment is delayed caused by the Landlord.

3. RENT AND MANAGEMENT FEE The rent and management fee payment for each rental month must be paid on the tenth day before the commencement of the rental month of that month at Landlord's address or deposited into Landlord's Bank Account after the payment notice is received by the tenant three weeks before the commencement of the month, Tenant may be required to pay other charges to Landlord under the terms of this Lease. They are called "added rent". This added rent will be billed and is payable as rent, together with the next month rent due.

       Added rent may include water, electricity, gas, telephone bills and must be paid by the tenant on time.

4. NOTICES Any bill, statement of notice must be in writing. To Tenant, it must be delivered or mailed to the Tenant at its address. To Landlord, it must be mailed to Landlord's address. It will be considered delivered on the day mailed or if not mailed, when left at the proper address. A notice must be sent by certified, mail. Each party must accept and claim the notice given by the other. Landlord must notify Tenant if Landlord's address is changed.

5. SECURITY AND UTILITIES DEPOSITS Tenant has given security deposit to Landlord in the amounts stated above. The deposits have been deposited in the Bank named above and delivery of this Lease is notice of the deposit.

       If Tenant does not pay rent, management fee or added rent on time. Landlord can use the security deposits to pay for rent /management fee and added rent then due. If Tenant fails to timely perform any other term in this Lease. Landlord may use the security deposit for payment of money Landlord may spend. If the Landlord uses the security, Tenant, shall, upon notice from Landlord, send to Landlord an amount equal to the sum used by Landlord. At all times Landlord is to have the amount of security stated above.

       If Tenant fully performs all terms of this Lease, pays rent, management fee and leaves the Apartment in good condition on the last day of the Term, then Landlord will return the deposits within 15 days without interest after the days when all rents and utilities have been paid.

6. TENANT'S RIGHTS Tenant may enforce its rights under the warranty of habitability and quite enjoyment. Damage to the equipment or appliances supplied by Landlord, caused by Tenant's act or neglect, may be repaired by Landlord at Tenant's expense. The repair cost will be added rent.

7. ALTERATIONS Tenant must obtain Landlord's prior written consent to install any paneling, flooring, "built in" decorations, partitions, railings, or make alterations or to paint or wallpaper the Apartment. Tenant must not change the plumbing, ventilating, air conditioning electric or heating systems. If consent is given, the alterations and installations shall become the property of Landlord when completed and paid for. They shall remain with and as part of the Apartment at the end of the Term.

8. REPAIRS Tenant must take well care of the Apartment and all equipment and fixtures in it. Landlord and the assigned management company will repair the plumbing, heating and electrical systems. Tenant must, at Tenant's cost, make all repairs and replacements, whenever the need results from Tenant's act or neglect. If Tenant fails to make a needed repair or replacement after being notified of such need by the Landlord, Landlord may do it. Landlord's reasonable expense will be added rent. If the equipment and fixtures in the Apartment are covered by warranty, Landlord must provide repair and maintenance services free of charge. All repairs must be done by Landlord within the shortest time possible.

9. FIRE, ACCIDENT, DEFECT, DAMAGE Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective conditions. If the Apartment cannot be used because of fire or other casualty, Tenant is not required to pay rent for the time the Apartment is unusable.

10. LIABILITY Landlord shall be liable for loss, expense, or damage to any person property, due to Landlord's negligence.

       Tenant must pay for damages suffered and reasonable expenses of Landlord relating to any claim arising from any act or neglect of Tenant.

11. ENTRY BY LANDLORD Landlord may enter the Apartment upon prior notice at reasonable hours to: repair, inspect, exterminate, install or work on master antennas or other systems or equipment and perform other work that Landlord decides is necessary or desirable. Upon prior written notice to Tenant, Landlord may show the Apartment to possible buyers and lenders. At reasonable hours Landlord may show the Apartment to possible new tenants during the last 2 months of the Term.

12. CONDEMNATION If the whole or any part of the Apartment is taken or condemned by a legal authority, the Term, and Tenant's rights and obligations shall end as of the date the authority takes title to the Apartment. If any Part of the Apartment is taken, Landlord may cancel this Lease on notice to Tenant. The notice shall set a cancellation date not less than 60 days from the date of the notice. If the Lease is canceled, Tenant must deliver the Apartment to Landlord on the cancellation date together with all rent due to that date.

13. TEARNING DOWN THE APARTMENT If the Landlord wants to tear down the Apartment, Landlord shall have the right to end this Lease by giving six
       (6) months notice to Tenant and then the Lease will end and Tenant must leave the Apartment at the end of the 6 months period in the notice.

14. PLAYGROUND, POOL, PARKING AND RECREATION AREAS If there is a playground, pool, parking or recreation area, Landlord's Beijing Management Office shall keep such areas in clean and safe conditions and Landlord shall give Tenant permission to use them. Tenant must pay all fees Landlord charges if the rent does not include such fees.

15. CORRECTING, TENANT'S DEFAULTS If Tenant fails to timely correct a default after notice from Landlord, Landlord may correct it at Tenant's expense.

16. TENANT'S DUTY TO OBEY LAWS AND REGULATIONS Tenant must, at Tenant's expense, promptly comply with all laws, orders, rules, requests, and directions, of all governmental authorities with regard to the occupancy of the Apartment, except, however, that Landlord shall assure compliance at its own expense with zoning, building code, fire prevention and security regulations.

17. TENANT'S DEFAULT Landlord must give Tenant written notice of default stating the type of default. The following are defaults and must be cured by Tenant within the time stated:

     (1) Failure to pay rent or added rent on time, 15 days.
     (2) Failure to move into the Apartment within 15 days after the beginning date of the Term, 30 days.
     (3) Improper conduct by Tenant annoying other tenants, 10 days.
     (4) Failure to comply with any other term of the Lease, 10 days.

18. REPRESENTATIONS, CHANGES IN LEASE Tenant and Landlord have read this Lease and understand its meaning. All promises made by the Landlord and Tenant are in this Lease- There are no others. This Lease may be changed only by an agreement in writing signed by and delivered to each party.

19. LANDLORD UNABLE TO PERFORM If due to any cause within Landlord's reasonable control. Landlord is delayed or unable to

     (a) Carry out any of Landlord's promises or agreements.
     (b) Supply any equipment to be supplied.
     (c) Make any required repair or change in the Apartment or
     (d) Supply any equipment or appliances Landlord is required to supply

     This Lease may be terminated at Tenant's option and the deposits shall be promptly refunded.

20. END OF TERM At the end of the Term, Tenant must leave the Apartment clean and in good condition, subject to ordinary wear and tear; remove all of Tenant's property and all Tenant's installations and decorations that are not "built in".

21. LANDLORD'S WARRANTY OF HABITABILITY Landlord states that the Apartment is a first class residential unit and fit for human living and there is no condition dangerous to the health, life or safety of the Tenant of affecting Tenant's quiet enjoyment of the Apartment.

22. LEASE BINDING ON This Lease is binding on Landlord and Tenant and their heirs, executors, administrators, successors and lawful assigns.

23.  PARAGRAPH HEADINGS The paragraph headings are for convenience only.

24. FURNITURE AND FURNISHINGS A list of the furniture and furnishings in the Apartment and supplied by the Landlord is attached to this Lease and made a part hereof. The rent already covers Tenant's use of the furniture and furnishings and there are no separate charges of fees thereon. At the end of the Term Tenant shall return the furniture and other furnishings clean and in good order and repair. Tenant is not responsible for ordinary wear and damage by the elements such as corrosion, cracking and termites.


SIGNATURES Landlord and Tenant have signed this Lease in Beijing as of the above date.

SIGNATURES Landlord and Tenant have signed this Lease in Beijing as of the above date.


LANDLORD:                                          TENANT:


By: /s/ illegible                                  By:  /s/ illegible
   -------------------                                 ------------------------1

                                   APPENDIX I

1.       PARTICULARS OF PARTIES
         Landlord:          Lee Wing Han
         Tenant:            My Web Asia Pte Limited

2.       PARTICULARS OF TERM
         Length:                    12-month
         Date of Commencement:      Apr 29, 1999
         Date of Expiry:            Apr 28, 2000

3.       PARTICULARS OF RENT
         The Rent for the period from the Commencement Date to the Expiration of the said term shall be US$758.90 per rental month.

4.       PARTICULARS OF MONTHLY MANAGEMENT FEE
         The management fee payable to the Landlord US$241.10 per month.

5.       ADVANCE PAYMENT
         The Tenant shall pay the first period advance payment in the amount of US$1,105.00 to the Landlord before taking possession of the Premises. The details of the advance payment are as follows:

         Payable to the Landlord:
[X]      First period (1-month) rent                  US$   758.90
[X]      First period (1-month) management fee        US$   241.10
[X]      12-month telephone maintenance fee:          US$   105 00
                                                      ------------
         Sub-total:                                   US$ 1,105.00
                                                      ============

6.       PARTICULARS OF THE OVERALL SECURITY DEPOSIT.
         Payable to the Landlord:
         2-month rent:                                US$1,517.80
         2-month management fee:                      US$  482.20
         Telephone extension line:                    US$  600.00
                                                      -----------
         Sub-total:                                   US$2,600.00
                                                      ===========

7.       FIXTURES & FURNITURES
         The Landlord will provide the Tenant with the list of fixtures, furniture and appliances within the Premises upon the delivery of the possession of the Premises.

8.       TELEPHONE LINE
         A telephone extension line (with IDD) has been installed and the 12-month maintenance fee US$105.00 is paid by the tenant.

9.       EXTRA-APPLICANCES & FURNITURE

         (I)      Microwave Oven
         (II)     21" TV

         (III)    Shower Curtain
         (IV)     Iron and Ironing Board